SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  March 28, 2005

DUPONT PHOTOMASKS, INC.
(Exact name of registrant as specified in its charter)

000-20839
(Commission File Number)
Delaware		74-2238819
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

131 OLD SETTLERS BLVD. ROUND ROCK, TEXAS 78664
(Address of principal executive offices, with zip code)

(512) 310-6500
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

As previously disclosed, on October 5, 2004, DuPont Photomasks, Inc. entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Toppan Printing Co., Ltd. (“Toppan”) and Toppan Corporation, a wholly owned subsidiary of Toppan (“Merger Sub”), pursuant to which Merger Sub will merge with and into DuPont Photomasks, and DuPont Photomasks will survive as a wholly owned subsidiary of Toppan named Toppan Photomasks, Inc.

At a special meeting of stockholders held on March 28, 2005, DuPont Photomasks’ stockholders adopted the Merger Agreement.  Approximately 99.9% of the shares represented and voting at the meeting voted in favor of adoption of the Merger Agreement.

DuPont Photomasks and Toppan remain confident that the transaction will proceed as originally planned and continue to expect the transaction to close in early 2005, subject to the completion of other closing conditions as described in the definitive proxy statement the Company filed with the Securities and Exchange Commission, including, among others, the required receipt of necessary regulatory approvals under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

This report contains forward-looking statements that involve risks and uncertainties concerning Toppan’s proposed acquisition of DuPont Photomasks and the benefits of the pending acquisition. Actual events or results may differ materially from those described in this report due to a number of risks and uncertainties. Potential risks and uncertainties regarding the acquisition include, among others, the required receipt of necessary regulatory approvals, including under applicable antitrust laws, other conditions to the closing of the merger, the possibility that the transaction will not close or that the closing may be delayed, and the effect of the announcement of the merger on DuPont Photomasks’ operating results and customer, supplier, employee and other relationships.  More information about potential factors that could affect DuPont Photomasks’ business and financial results is included in DuPont Photomasks’ Annual Report on Form 10-K for the fiscal year ended June 30, 2004 which is on file with the SEC and available at the SEC’s website at www.sec.gov.

The forward-looking statements are made as of the date hereof and Toppan and DuPont Photomasks disclaim any intention or obligation to update or revise any forward-looking statements or to update the reasons why the actual results could differ materially from those projected in the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT PHOTOMASKS, INC.

Date: March 28, 2005	/s/ James W. Boeckman

James W. Boeckman
Executive Vice President, General Counsel and Secretary